Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated December 8, 2014

to

Prospectus dated February 19, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated February 19, 2014, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 32 of the Prospectus before you decide to invest in shares of our common stock.

Discussion of the Company’s Expected Operating Plans

This supplement supplements and amends the section of the Prospectus entitled “Discussion of the Company’s Expected Operating Plans—Financial Condition, Liquidity and Capital Resources” by adding the following immediately after the last paragraph of such section (dollar amounts below are in thousands):

Deutsche Bank Credit Facility

On December 2, 2014, our newly-formed, wholly-owned subsidiary, Dunlap Funding LLC, or Dunlap Funding, entered into a revolving credit facility, or the Dunlap Credit Facility, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent, each of the lenders from time to time party thereto, the other agents parties thereto, and Wells Fargo Bank, National Association, as the collateral agent and collateral custodian under the Dunlap Credit Facility. The Dunlap Credit Facility provides for borrowings in an aggregate principal amount up to $100,000 on a committed basis.

We may contribute assets to Dunlap Funding from time to time and will retain a residual interest in any assets contributed through our ownership of Dunlap Funding or will receive fair market value for any assets sold to Dunlap Funding. Dunlap Funding may purchase additional assets from various sources. Dunlap Funding has appointed us to manage its portfolio of assets pursuant to the terms of an investment management agreement. Dunlap Funding’s obligations to Deutsche Bank under the Dunlap Credit Facility are secured by a first priority security interest in substantially all of the assets of Dunlap Funding, including its portfolio of assets. The obligations of Dunlap Funding under the Dunlap Credit Facility are non-recourse to us, and our exposure under the Dunlap Credit Facility is limited to the value of our investment in Dunlap Funding.

Pricing under the Dunlap Credit Facility is based on LIBOR for a three-month interest period (for each committed lender) or the commercial paper rate of each conduit lender, plus, in each case, a spread of 2.50% per annum. Interest is payable quarterly in arrears. Dunlap Funding will be subject to a non-usage fee of 0.75% per annum to the extent the aggregate principal amount available under the Dunlap Credit Facility has not been borrowed. In addition, Dunlap Funding will be subject to a make-whole fee on a quarterly basis effectively equal to a portion of the spread that would have been payable if the full amount under the Dunlap Credit Facility had been borrowed, less the non-usage fee accrued during such quarter. Any amounts borrowed under the Dunlap Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on December 2, 2018. Dunlap Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Dunlap Credit Facility.

Borrowings under the Dunlap Credit Facility are subject to compliance with a borrowing base, and the amount of funds advanced to Dunlap Funding varies depending upon the types of assets in Dunlap Funding’s portfolio.

The occurrence of certain events described as “Investment Manager Events of Default” in the loan financing and servicing agreement which governs the Dunlap Credit Facility triggers (i) a requirement that Dunlap Funding obtain the consent of Deutsche Bank prior to entering into any transaction with respect to portfolio assets and (ii) the right of Deutsche Bank to direct Dunlap Funding to enter into transactions with respect to any portfolio assets, in each case in Deutsche Bank’s sole discretion. Investment Manager Events of Default include non-performance of any obligation under the transaction documents by us, and other events with respect to Dunlap Funding, us or GDFM, that are adverse to Deutsche Bank and the secured parties under the Dunlap Credit Facility.

In connection with the Dunlap Credit Facility, Dunlap Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Dunlap Credit Facility contains events of default customary for similar financing transactions, including: (a) the failure to make principal or interest payments within two business days of when due; (b) the aggregate principal amount of the advances exceeds the borrowing base and is not cured within two business days; (c) the insolvency or bankruptcy of Dunlap Funding or us; (d) a change of control of Dunlap Funding; (e) the failure of Dunlap Funding to qualify as a bankruptcy-remote entity; and (f) the minimum equity condition contained in the Dunlap Credit Facility is not satisfied and such condition is not cured within two business days. Upon the occurrence and during the continuation of an event of default, Deutsche Bank may declare the outstanding advances and all other obligations under the Dunlap Credit Facility immediately due and payable. During the continuation of an event of default, Dunlap Funding must pay interest at a default rate.

Borrowings of Dunlap Funding will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.